Note 2 - Summary of Significant Accounting Policies: F) Basic and Diluted Net Loss Per Share (Policies)	12 Months Ended
Dec. 31, 2012
Policies
F) Basic and Diluted Net Loss Per Share

f) Basic and Diluted Net Loss per Share

The Company computes net loss per share in accordance with ASC Topic 260-10, “Earnings per Share”. ASC Topic 260-10 requires presentation of both basic and diluted per share (EPS) on the face of the income statement. Basic EPS is computed by dividing net loss available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all potentially dilutive shares if their effect is anti-dilutive. The Company had no dilutive common stock equivalents as of December 31, 2012.